EXHIBIT 32

CERTIFICATION OF THE

CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

OF WALKER & DUNLOP, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Walker & Dunlop, Inc. for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Walker & Dunlop, Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Walker & Dunlop, Inc.

Date: August 5, 2015	By:	/s/ William M. Walker
William M. Walker
Chairman and Chief Executive Officer

	By:	/s/ Stephen P. Theobald
Stephen P. Theobald
Executive Vice President, Chief Financial Officer and Treasurer